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                                                                 EXHIBIT 23.8.7

                         INDEPENDENT AUDITORS' CONSENT


General Partners
Landmark Associates, Limited:

We consent to the use of our reports relating to the audits of the financial statements as of and for the years ended December 31, 1997, 1996 and 1995 of Landmark Associates, Limited, included herein and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                                                           KPMG PEAT MARWICK LLP


Greenville, South Carolina
October 6, 1998